UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2006
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE	0-13789	11-2658569
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3450 Monte Villa Parkway
Bothell, Washington		98021
(Address of principal executive offices)		(Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.1: LEASE

Explanatory Note
     On March 7, 2006, Nastech Pharmaceutical Company Inc. (the “Company”) filed a current report on Form 8-K (the “Report”) reporting under Item 1.01 the Company’s entry into a lease agreement (the “Lease”) with Ditty Properties Limited Partnership for 27,322 square feet of office and laboratory facilities at 3830 Monte Villa Parkway, Bothell, WA 98021 in a building adjacent to the Company’s principal offices. The Lease that was filed as Exhibit 10.1 to the Report did not include copies of Exhibits A, B, and C to the Lease. The purpose of this amendment no. 1 to Form 8-K is to re-file as Exhibit 10.1 hereto a copy of the Lease in its entirety to include Exhibits A, B, and C.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1*	Lease between Ditty Properties Limited Partnership Landlord and Nastech Pharmaceutical Company Inc. Tenant dated March 1, 2006.

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, amended, and the omitted material has been separately filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.

(Registrant)

By:	/s/ Steven C. Quay

Name:	Steven C. Quay, MD, Ph.D.
Title:	Chairman of the Board, President and CEO
Dated:
July 26, 2006
Exhibit Index

10.1*	Lease between Ditty Properties Limited Partnership Landlord and Nastech Pharmaceutical Company Inc. Tenant dated March 1, 2006.

*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, amended, and the omitted material has been separately filed with the Securities and Exchange Commission.